1
To:
LESAKA TECHNOLOGIES PROPRIETARY
LIMITED
President Place, Jan Smuts Ave & Bolton Rd, Rosebank,
Johannesburg, 2196
Attention:
Chief Financial Officer - Daniel Smith
Email:
XXX with a copy to XXX
From:
FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND
MERCHANT BANK DIVISION)
(in its
capacity as Facility Agent under the Amended and Restated
CTA (as defined
below))
Date: 27 March__ 2026
Dear Sirs
AMENDMENT LETTER:
AMENDED AND RESTATED
CTA
1
INTRODUCTION
1.1
We refer to -
1.1.1
the written amended
and restated
common terms agreement
concluded on
or about 27 February
2026
between, inter alios
, Lesaka Technologies
Proprietary Limited (the "
Term/RCF Borrower "), the Original
Obligors, the
Original Senior
Lenders, the
Original WCF
Lender,
Wesbank,
the Facility
Agent and
the
Debt Guarantor (" Amended and Restated CTA "); and
1.1.2
the written amended
and restated general
banking facilities agreement
concluded on or
about the date
of this letter between, inter alios
, the Original WCF Lender and the Term/RCF
Borrower (the "
Amended
and Restated WCF Agreement ").
1.2
This
letter
is
supplemental
to
and
amends
the
Amended
and
Restated
CTA
pursuant
to
clause 35
( Amendments and Waivers ) of the Amended and Restated CTA.
2
INTERPRETATION
2.1
Capitalised terms defined in the Amended and Restated CTA have the same meaning when used in this letter unless expressly defined in this letter.
2.2
The provisions of
clause 2.3 (
Construction
) of the
Amended and Restated
CTA
apply to this
letter as though
they
were
set
out
in
full
in
this
letter
except
that
references
to
the
Amended
and
Restated
CTA
are
to
be
construed as references to this letter.
2.3
In this
letter, "
Effective Date"
means the date
on which the
Amended and Restated
WCF Agreement becomes
unconditional in accordance with its terms.
3 AMENDMENTS
3.1
The Amended and Restated CTA
will be amended on, and with effect from, the
Effective Date by:
3.1.1
the
deletion
of
clause
2.1.248
in
its
entirety
and
replacement
thereof
with
the
following
new
clause 2.1.248 as follows -
" 2.1.248 WCF Commitment
means -
2.1.248.1
direct facilities
in an amount
of up to
R1,143,901,000.00, indirect
facilities in an
amount of
up to
R57,700,000.00 (provided that
direct facilities
may be
reallocated
as indirect facilities,
and indirect facilities
may be reallocated
as direct facilities)
and settlement
lines in
an amount of
up to
R326,000,000.00, in respect
of general
banking facilities; and
2.1.248.2
the amount
which
any WCF
Lender has
agreed (whether
or not
subject
to the
satisfaction of conditions precedent) to make available from time to time under a
Working Capital Facility concluded after the Original Signature
Date,
Exhibit 10.52

to the
extent not
cancelled or
reduced under
the applicable
WCF Agreement
relating to
the
applicable
Working
Capital
Facility
(subject
to
the
provisions
of
clause 24.5.1.3
(Financial Indebtedness) and the other requirements of the Finance
Documents)
;"; and
3.1.2
the deletion
of the
existing Part
I of
annexure A
(
The Original
Obligors
) of the
Amended and
Restated
CTA in
its entirety and the
replacement thereof with
a new Part I
of annexure A (
The Original Obligors )
in the form attached as
Annexure A
hereto.
4 SECURITY CONFIRMATIONS
4.1 Obligor confirmations
Each Obligor
confirms that,
notwithstanding the
conclusion of
the Amended
and Restated
WCF Agreement
and this letter -
4.1.1
the guarantee
contained
in clause
20 (
Guarantee
and
Indemnity
) of
the Amended
and
Restated
CTA
remains in full
force and effect
provided that it
shall also be
construed with reference
to the obligations
of the
Obligors under (i)
the Amended and
Restated WCF Agreement
and (ii) the
Amended and Restated
CTA as amended
by this letter;
4.1.2
the
subordination-related
and
other
undertakings
provided
by
them
in
the
Subordination
Agreement
remains in full
force and effect
provided that it
shall also be
construed with reference
to the obligations
of the
Obligors under (i)
the Amended and
Restated WCF Agreement
and (ii) the
Amended and Restated
CTA as amended
by this letter;
and
4.1.3
the Security
Documents remain
in full
force and
effect
provided that
they shall
also be
construed with
reference to the
obligations of
the Obligors
under (i) the
Amended and
Restated WCF
Agreement and
(ii) the Amended and Restated CTA
as amended by this letter.
4.2 Debt Guarantor confirmations
The Debt Guarantor confirms that, notwithstanding the conclusion of this letter -
4.2.1
the Debt Guarantee remains
in full force
and effect provided that it
shall also be construed
with reference
to
the
obligations
of
the
Obligors
under
(i)
the
Amended
and
Restated
WCF
Agreement
and
(ii)
the
Amended and Restated CTA
as amended by this letter; and
4.2.2
the
obligations
of
the
Obligors
arising
under
the
Amended
and
Restated
WCF
Agreement
and
the
Amended and Restated CTA (as amended by this letter) are included in the Guaranteed Obligations (as such term has been defined in the Debt Guarantee).
5 MISCELLANEOUS
5.1
Pursuant to clause 2.1.87.2 of the Amended and Restated
CTA, this letter
is a Finance Document.
5.2
From the
Effective Date,
the Amended
and Restated
CTA
and this
letter will
be read
and construed
as one
document.
5.3
Except
as
expressly
otherwise
provided
in
this
letter,
no
amendment,
variation
or
change
is
made
to
any
Finance
Document
and
all
the
Finance
Documents
remain
in
full
force
and
effect
in
accordance
with
their
terms.
6 COUNTERPARTS
This letter may be executed in any number
of counterparts, and this has the same
effect as if the signatures
on the
counterparts were on a single copy of this letter.
7 GOVERNING LAW
7.1
This letter and any non-contractual obligations arising out of or in connection with it is governed by the laws of
South Africa.
7.2
If you agree to the above, please sign where indicated
below.
Yours faithfully,

ANNEXURE
A
- NEW PART 1 OF
ANNEXURE A TO THE AMENDED AND RESTATED
CTA
Part I
The Original Obligors
Term/RCF Borrower
Jurisdiction of
Incorporation /
formation
Registration number
(or equivalent, if any)
1
Lesaka Technologies
Proprietary Limited
South Africa 2002/031446/07
Name of WCF Borrowers
Jurisdiction of
Incorporation /
formation
Registration number
(or equivalent, if any)
1
Lesaka Cash Management Proprietary
Limited (previously named "Cash Connect
Management Solutions Proprietary Limited")
South Africa 2006/010530/07
2 GAAP-Point-of-Sale Proprietary Limited South Africa 1999/003571/07
3
Lesaka Technologies
Proprietary Limited
South Africa 2002/031446/07
5
Lesaka Cash Rentals Proprietary Limited
(previously named "Cash Connect Rentals
Proprietary Limited")
South Africa 2009/007139/07
6
Lesaka Merchant Solutions Proprietary
Limited (previously named "Main Street 1723
Proprietary Limited")
South Africa 2019/300711/07
7
Lesaka Alternative Digital Products
Proprietary Limited (previously named
"EasyPay Proprietary Limited")
South Africa 1983/008597/07
8
Lesaka Payments Proprietary Limited
(previously named "Adumo Payments
Proprietary Limited")
South Africa 2015/427833/07
9
Lesaka Merchant Technologies
Proprietary
Limited (previously named "Adumo
Technologies
Proprietary Limited")
South Africa 2000/029811/07
10
Adumo Management Company Proprietary
Limited
South Africa
2021/147994/07
11
Lesaka Utilities Proprietary Limited
(previously named "Recharger Proprietary
Limited")
South Africa 2022/218906/07

Name of Original Guarantors
Jurisdiction of
Incorporation /
formation
Registration number
(or equivalent, if any)
1
Lesaka Technologies
Proprietary Limited
South Africa 2002/031446/07
2
Lesaka Technologies,
Inc.
State of Florida,
United States
P9700001098
3 Prism Holdings Proprietary Limited South Africa 1998/018949/07
4
Lesaka Finance Holdings Proprietary Limited
(previously named "Net1 Finance Holdings
Proprietary Limited")
South Africa 1998/020801/07
5
Lesaka Alternative Digital Products
Proprietary Limited (previously named
"EasyPay Proprietary Limited")
South Africa 1983/008597/07
6
Lesaka Transact Proprietary Limited
(previously named "Prism Payment
Technologies
Proprietary Limited")
South Africa 1990/005062/07
7
Lesaka Cash Management Proprietary
Limited (previously named "Cash Connect
Management Solutions Proprietary Limited")
South Africa 2006/010530/07
8
Lesaka Cash Devices Proprietary Limited
(previously named "Deposit Manager
Proprietary Limited")
South Africa 2010/016889/07
9
Lesaka Cash Rentals Proprietary Limited
(previously named "Cash Connect Rentals
Proprietary Limited")
South Africa 2009/007139/07
10
Lesaka Merchant Solutions Proprietary
Limited (previously named "Main Street 1723
Proprietary Limited")
South Africa
2019/300711/07
11
Lesaka Financial Servies Proprietary Limited
(previously named "EasyPay Financial
Services Proprietary Limited")
South Africa
1998/020799/07
12 GAAP-Point-of-Sale Proprietary Limited South Africa 1999/003571/07
13
Lesaka Payments Proprietary Limited
(previously named "Adumo Payments
Proprietary Limited")
South Africa 2015/427833/07
14
Lesaka Payouts Proprietary Limited
(previously named "Adumo Payouts
Proprietary Limited")
South Africa
2005/010672/07
1 5
Lesaka Merchant Technologies
Proprietary
Limited (previously named "Adumo
Technologies
Proprietary Limited")
South Africa 2000/029811/07

16
Adumo Management Company Proprietary
Limited
South Africa
2021/147994/07
17 Adumo (RF) Proprietary Limited
South Africa
2017/540380/07
18
Ovobix (RF) Proprietary Limited
South Africa
2013/068120/07
19
Luxanio 227 Proprietary Limited
South Africa
2018/605739/07
20
K2021477132 (South Africa) Proprietary
Limited
South Africa 2021/477132/07
21
Lesaka ATM Proprietary
Limited (previously
named "EasyPay Cash Proprietary Limited")
South Africa 2001/028826/07
22
Lesaka Utilities Proprietary Limited
(previously named "Recharger Proprietary
Limited")
South Africa 2022/218906/07

Signed at Sandton on 26 March 2026
for
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
(as Original
Senior Lender under the Senior Term
Facilities and Senior RCF)
/s/ Kedy Mazibuko
Signature
Kedy Mazibuko
Name of Signatory
Authorised
Designation of Signatory
/s/ Eric Mphohoni
Signature
Eric Mphohoni
Name of Signatory
Authorised
Designation of Signatory

Signed at Sandton on 27 March 2026
for
Investec Bank Limited (acting through its
Corporate and Investment Bank Division,
Listed and Multinational Financing) (as
Original Senior Lender under the Senior Term
Facilities and Senior RCF)
/s/ Sean Rule
Signature
Sean Rule
Name of Signatory
Sean Rule
Designation of Signatory
/s/ Kerry Caldwell
Signature
Kerry Caldwell
Name of Signatory
Authorised Signatory
Designation of Signatory

Signed at CPT on 25 th
March 2026
for
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
(as Original
WCF Lender)
/s/ Wally Laurens
Signature
Wally Laurens
Name of Signatory
Authorised
Designation of Signatory
/s/ Shaun de Sousa
Signature
Shaun de Sousa
Name of Signatory
Authorised
Designation of Signatory

Signed at Johannesburg on 27 March 2026
for
FirstRand Bank Limited (acting through its
WesBank division)
(as Wesbank)
/s/ Jerodean Brown
Signature
Jerodean Brown
Name of Signatory
Head of Sales – WesBank ABF C&I
Designation of Signatory
Signature
Name of Signatory
Designation of Signatory

Signed at SAndton on 25 March 2026
for
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
(as Facility
Agent)
/s/ Theresa Rheeder
Signature
Theresa Rheeder
Name of Signatory
Authorised
Designation of Signatory
DRAFT - NOT FOR SIGNATURE
/s/ Lindie Niklaas
Signature
Lindie Niklaas
Name of Signatory
Authorised Signatory
Designation of Signatory

Signed at Woodmead on 25 March 2026
for
Bowwood and Main No 408 (RF)
Proprietary Limited
(as Debt Guarantor)
/s/ Phillemon Ledwaba
Signature
Phillemon Ledwaba
Name of Signatory
Authorised Signatory
Designation of Signatory

Signed at Rosebank on 25 March 2026
for
Lesaka Technologies,
Inc
. (as Holdco and
as Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
Lesaka Technologies
Proprietary Limited
(as Term/RCF
Borrower, as WCF Borrower
and as Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Cape Town
on 26 March 2026
for
Lesaka Cash Management Proprietary
Limited (previously named "Cash Connect
Management Solutions Proprietary
Limited")
(as WCF Borrower and Original
Guarantor)
/s/ Naeem Kola
who warrants that he is duly
authorised hereto
Naeem Kola
Name of Signatory
Director
Designation

Signed at Rosebank on 25 March 2026
for
Lesaka Financial Services Proprietary
Limited (previously named "EasyPay
Financial Services Proprietary Limited")
(as Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
Adumo (RF) Proprietary Limited
(as
Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief
Designation

Signed at Rosebank on 25 March 2026
for
Lesaka Cash Rentals Proprietary Limited
(previously named "Cash Connect Rentals
Proprietary Limited")
(as WCF Borrower and
Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
Lesaka Merchant Solutions Proprietary
Limited (previously named "Main Street
1723 Proprietary Limited")
(as WCF
Borrower and Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
Lesaka Alternative Digital Products
Proprietary Limited (previously named
"EasyPay Proprietary Limited)
(as WCF
Borrower and Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
Prism Holdings Proprietary Limited
(as
Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
Lesaka Finance Holdings Proprietary
Limited (previously named "Net1 Finance
Holdings Proprietary Limited")
(as Original
Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
Lesaka Transact Proprietary Limited
(previously named "Prism Payment
Technologies Proprietary
Limited")
(as
Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
Lesaka Cash Devices Proprietary Limited
(previously named "Deposit Manager
Proprietary Limited")
(as Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
GAAP-Point-of-Sale Proprietary Limited
(as WCF Borrower and Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Johannesburg on 25 March 2026
for
Lesaka Payments Proprietary Limited
(previously named "Adumo Payments
Proprietary Limited")
(as WCF Borrower and
Original Guarantor)
/s/ Seth Angel
who warrants that he is duly
authorised hereto
Seth Angel
Name of Signatory
CFO - Merchant
Designation

Signed at Roebank on 25 March 2026
for
Lesaka Payouts Proprietary Limited
(previously named "Adumo Payouts
Proprietary Limited")
(as Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
Lesaka Merchant Technologies
Proprietary
Limited (previously named "Adumo
Technologies Proprietary
Limited")
(as
WCF Borrower and Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
Adumo Management Company Proprietary
Limited
(as WCF Borrower and Original
Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
Ovobix (RF) Proprietary Limited
(as
Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
Luxanio 227 Proprietary Limited
(as
Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
K2021477132 (South Africa) Proprietary
Limited
(as Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Rosebank on 25 March 2026
for
Lesaka ATM Proprietary
Limited
(previously named "EasyPay Cash
Proprietary Limited")
(as Original Guarantor)
/s/ Daniel Smith
who warrants that he is duly
authorised hereto
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation

Signed at Cape Town
on 26 March 2026
for
Lesaka Utilities Proprietary Limited
(previously named "Recharger Proprietary
Limited")
(as WCF Borrower and Original
Guarantor)
/s/ Naeem Kola
who warrants that he is duly
authorised hereto
Naeem Kola
Name of Signatory
Director
Designation